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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 1, 2005

                            KIMCO REALTY CORPORATION

               (Exact Name of Registrant as Specified in Charter)

           MARYLAND                       1-10899              13-2744380
-------------------------------       ---------------       -------------------
(State or Other Jurisdiction of         (Commission          (I.R.S. Employer
        Incorporation)                  File Number)        Identification No.)

                            3333 NEW HYDE PARK ROAD
                       NEW HYDE PARK, NEW YORK 11042-0020

                    (Address of Principal Executive Offices)

                              --------------------

                                 (516) 869-9000

              (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)

                              --------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Amended and Restated Bylaws

On February 1, 2005, the Board of Directors (the "Board") of Kimco Realty Corporation (the "Company") authorized two amendments to the Company's bylaws and then approved amended and restated bylaws for the Company (the "Amended Bylaws"), a copy of which is attached hereto as Exhibit 3(ii) and which is incorporated herein by reference. The Amended Bylaws became effective as of February 1, 2005.

One amendment was adopted to comply with Maryland law, which requires that bylaws name either the day of the annual meeting or a 31-day period in which such annual meeting is held. In accordance with this requirement, Article II,
Section II of the Amended Bylaws states that the annual meeting shall be held each year in the month of May. The second amendment was adopted to comply with requirements of the Securities Exchange Act of 1934, as amended, and the New York Stock Exchange that only independent directors shall serve on certain Board committees. Accordingly, the statement that the President of the Company shall serve as an ex officio member of all committees was deleted from Article IV,
Section 7 of the Amended Bylaws.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

Amendments to the Code of Ethics

Previously, the Board adopted a written Code of Business Conduct and Ethics (the "Code of Ethics") for the Company that applies to members of the Board, the Chief Executive Officer, Chief Operating Officer, Chief Investment Officer, Chief Financial Officer, Controller and the other executive officers of the Company. On February 1, 2005, the Board amended the Code of Ethics and the amendments were effective as of the date of approval.

The amendments to the Code of Ethics require notification of the Company's audit committee upon the grant of any waiver of the Code of Ethics with respect to any person who is not a director, executive officer or other principal officer of the Company. The Code of Ethics continues to require that directors, executive officers and other principal officers of the Company can obtain waivers of the Code of Ethics only from the Board or an appropriate committee of the Board. In addition, the amendments to the Code of Ethics contain enhanced provisions designed to avoid potential conflicts of interest, as well as other technical, administrative and non-substantive amendments.

The foregoing summary of the amendments to the Code of Ethics is qualified in its entirety by the full text of the amended Code of Ethics, which is attached hereto as Exhibit 14.1 and is incorporated by reference herein.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     Exhibit No.     Document Description
     -----------     --------------------
      3(ii)          Amended and Restated Bylaws of Kimco Realty Corporation

      14.1           Code of Ethics of Kimco Realty Corporation




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 3, 2005                          KIMCO REALTY CORPORATION
                                                 (registrant)


                                                 By:  /s/ Michael V. Pappagallo
                                                      -------------------------
                                                 Name: Michael V. Pappagallo
                                                 Its:  Vice President and Chief
                                                       Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.        Document Description
-----------        --------------------
3(ii)              Amended and Restated Bylaws of Kimco Realty Corporation

14.1               Code of Ethics of Kimco Realty Corporation